UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2019

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

On December 11, 2019, Triumph Group, Inc. (the “Company”) contributed 1,730,703 shares of common stock, par value $0.001 per share (the “Securities”), to Vought Aircraft Industries Inc., Master Defined Benefit Trust (the “Trust”), which is the funding vehicle for the Vought Aircraft Industries, Inc. Hourly Retirement Plan. The Securities were contributed to the Trust as a discretionary contribution in a private placement transaction made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing price of the Company’s common stock on the New York Stock Exchange on the date of the contribution was $28.89 per share (for an aggregate of approximately $50 million). The amount that the Company can recognize in satisfaction of its obligation will vary over time. However, as a result of the contribution, the Company does not expect that it will have any required contribution to the Trust in its 2021 fiscal year. Additionally, the contribution is expected to reduce future required payments, the exact amount of which to be determined at a later date.

The Company has filed a registration statement with the Securities and Exchange Commission naming the Trust as a selling security holder thereunder (the “Registration Statement”). Concurrently with the contribution, the Company filed a prospectus supplement to the Registration Statement, pursuant to which the Trust may resell the Securities from time to time.

Item 8.01 Other Events.

In connection with the contribution of Securities to the Trust, the Company has appointed Newport Trust Company to serve as investment manager and independent fiduciary to, among other things, manage the Securities while held as an asset of the Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIUMPH GROUP, INC.

Dated: December 11, 2019	By:	/s/ Jennifer H. Allen
		Name:	Jennifer H. Allen
		Title:	Senior Vice President, General Counsel and Secretary